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                        SUPPLEMENT DATED JANUARY 1, 1998
                             TO THE PROSPECTUSES OF

Franklin Investment Grade Income Fund - Advisor Class
Templeton Foreign Smaller Companies Fund - Advisor Class dated January 1, 1997

Franklin Global Government Income Fund - Advisor Class
Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class Franklin Templeton German Government Bond Fund - Advisor Class
Franklin Templeton Hard Currency Fund - Advisor Class dated March 1, 1997

Templeton Region Funds - Advisor Class
dated August 1, 1997

Franklin Natural Resources Fund - Advisor Class
Franklin Real Estate Securities Fund - Advisor Class dated September 1, 1997

Franklin's AGE High Income Fund - Advisor Class dated October 1, 1997

Franklin Equity Fund - Advisor Class
dated November 1, 1997

Franklin Gold Fund - Advisor Class
dated December 1, 1997

Templeton Global Bond Fund - Advisor Class
Templeton Global Smaller Companies Fund, Inc. - Advisor Class dated January 1, 1998

The prospectus is amended to replace the section "Opening Your Account," found under "How Do I Buy Shares?", with the following:

Opening Your Account

 Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund. To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

   o To open your account:    $5,000,000*
   o To add to your account:  $25*

*We may waive or lower these minimums for certain investors. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

 Method                 Steps to Follow
--------------------------------------------------------------------------------
 By Mail                For an initial investment:
                      o Return the application  to the Fund with your check made payable to the Fund.
                        For additional investments:
                      o Send a check  made  payable to the Fund. Please  include your account number on the check.
--------------------------------------------------------------------------------
 By Wire           1. Call  Shareholder  Services  or, if that number is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                   2. For an  initial  investment  you must also  return  your signed shareholder application to the Fund.

 Method             Steps to Follow
 By Wire (cont.)    Important  Deadlines:  If we receive  your call before 1:00
                    p.m.  Pacific  time and the bank  receives  the wired funds and  reports the receipt of wired funds to the Fund by 3:00
                    p.m.  Pacific  time,  we will  credit the  purchase to your account  that day. If we receive  your call after 1:00 p.m.
                    or the bank  receives  the wire after  3:00  p.m.,  we will credit the purchase to your account the following  business day.
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 Through Your Dealer    Call your investment representative
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 Minimum Investments

 To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund may
 waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

5. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares No minimum initial investment requirement applies to purchases by:

1. Accounts managed by the Franklin Templeton Group

2. The Franklin Templeton Profit Sharing 401(k) Plan

3. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

4. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

5. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

     o    Was formed at least six months ago,

     o Has a purpose other than buying Fund shares at a discount, o Has more than 10 members,

     o Can arrange for meetings between our representatives and group members, o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

     o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

     o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.